                      SUPPLEMENT DATED OCTOBER 2, 2006 TO

                       PROSPECTUS DATED MAY 1, 2006 FOR

             FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACTS

                                   ISSUED BY

                  GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

                                  THROUGH ITS

                 GENWORTH LIFE & ANNUITY VA SEPARATE ACCOUNT 1

Columbia Funds Variable Insurance Trust I

Effective on or about October 2, 2006, the existing share class of the Columbia Marsico Growth Fund, Variable Series, will be redesignated as Class A shares and the Rule 12b-1 fees will be eliminated. In addition, the existing share class of the Columbia Marsico International Opportunities Fund, Variable Series, will be converted to Class B shares. All references in the prospectus to the funds are revised accordingly.